Exhibit 10.14.1

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Execution Copy

THIRD AMENDMENT TO

COMMERCIAL SUPPLY AGREEMENT

This Third Amendment to Commercial Supply Agreement (this “Amendment”) is entered into this 26th day of November, 2013 (the “Effective Date”) by and between Corden Pharma Colorado, Inc. (“CPC”), a Delaware corporation and successor in interest to Roche Colorado Corporation, with principal offices at 2075 N. 55th Street, Boulder, Colorado 80301-2803, Ironwood Pharmaceuticals, Inc., with principal offices at 301 Binney Street, Cambridge, MA 02142, and Forest Laboratories, Inc., with principal offices at 909 Third Avenue, New York, NY 10022.

WHEREAS, the parties hereto are parties to that certain Commercial Supply Agreement dated March 28, 2011, as amended,  (the “North America Supply Agreement”) for the manufacture of Product (as defined in the North America Supply Agreement) for sale in North America; and

WHEREAS, the parties desire to amend the North America Supply Agreement in accordance with the terms set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the parties agree as follows:

1.                                      Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the North America Supply Agreement.

2.                                      A new sentence is added to Section 3.1 of the North America Supply Agreement as follows:

“Customer’s obligations in this Section 3.1 with respect to ordering and accepting the Initial Commitment [**].”

3.                                      Section 3.2 of the North America Supply Agreement is hereby replaced in its entirety as follows:

“Minimum Purchase Requirement. Subject to Section 6.2, Customer shall agree to purchase from CPC, for commercial purposes in the Territory, at least the following amounts of Product during the corresponding [**] periods set forth below (with respect to the applicable period, the “Purchase Minimum”):

Time Period	Purchase Minimum
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

Time Period	Purchase Minimum
[**]	[**]
[**]	[**]
[**]	[**]

In the event the Customer’s orders for Product for commercial purposes in the Territory under this Agreement are [**], then Customer will [**].”

4.                                      Section 3.3 of the North America Supply Agreement is hereby replaced in its entirety as follows:

“Minimum Order Requirement.  Individual orders for Product will be ordered in a minimum order size of [**].  Product will be manufactured in a target batch size of [**].”

5.                                      Section 3.5 of the North America Supply Agreement is hereby replaced in its entirety as follows:

“The pricing set forth below is fixed from the Effective Date of this Amendment through [**].

[**] Purchase Order Amount [**]	Price (g)
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

Notwithstanding the table above, beginning [**], no more than [**], CPC may notify Customer and request a [**] increase in the Product price.  Upon such notice, CPC and Customer shall negotiate in good faith any requested price increase.  The parties agree when CPC becomes aware that [**], CPC will notify Customer and the parties will work together in good faith to [**].”

6.                                      The table set forth at the end of Section 3.10 of the North America Supply Agreement is hereby replaced in its entirety with the following table:

Time Period	Target Volume Forecasted as of the Commencement Date of the Period*
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

[**]	[**]
[**]	[**]

*Any quantity of Product that is delivered by CPC above the applicable Firm Commitment quantity and accepted by Customer pursuant to Section 6.2 shall be included when calculating whether a particular volume has been achieved for a particular time period.

7.                                      A new sentence is added to the end of the first paragraph of Section 6.2 of the North America Supply Agreement as follows:

“For any Firm Commitment quantity, Customer will accept delivery of such Firm Commitment quantity, [**]; provided, that it is understood and agreed that it is within Customer’s sole discretion to accept and purchase any delivery quantity [**] the applicable Firm Commitment quantity.  In the event that Customer agrees to purchase any delivery quantity [**] the applicable Firm Commitment quantity, [**].”

8.                                      Section 8.4.5 of the North America Supply Agreement, beginning with the definition of Level 2 Volume Commitment, is hereby replaced in its entirety with the following:

“Level 2 Volume Commitment” means Customer’s orders and forecasts for purchase of Product for each time period set forth below shall be no less than the volume target set forth opposite such time period; provided, however, that [**]:

Time Period	Target Volume Forecasted as of the Commencement Date of the Period
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]

For the avoidance of doubt, if Customer (and/or Ironwood) has ordered at least a [**] total of [**] of Product under this Agreement [**] during [**], the foregoing [**].  For the further avoidance of doubt, any quantity of Product that is delivered by CPC above the applicable Firm Commitment quantity and accepted by Customer pursuant to Section 6.2 shall be included when determining whether a volume for a particular time period [**] has been achieved.”

9.                                      The first clause of the first sentence under Section 17.1 of the North America Supply Agreement shall be replaced as follows:

“The initial term of this Agreement shall be through March 31, 2020, i.e., one hundred eight months (108) months (nine (9) years) from the Initial Order Date,”

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

In addition, the remaining reference to “sixty (60)” in Section 17.1 of the North America Supply Agreement is hereby replaced with “one hundred eight (108)”.

10.                               Except as specifically amended hereby, the North America Supply Agreement remains in full force and effect.

11.                               The principles governing law and counterparts set forth in Sections 19.7 and 19.11, respectively, of the North America Supply Agreement shall govern this Amendment.

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[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request.  An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Effective Date above.

Corden Pharma Colorado, Inc.:

By:	/s/ Paul M. Skold
(Authorized Signature)

Paul M. Skold
Printed Name

Chief Financial Officer and Chief
Executive Officer (acting)
Title

Ironwood Pharmaceuticals, Inc.:

By:	/s/ Michael J. Higgins
(Authorized Signature)

Michael J. Higgins
Printed Name

Chief Operating Officer and Chief
Financial Officer
Title

Forest Laboratories, Inc.:

By:	/s/ David F. Solomon
(Authorized Signature)

David F. Solomon
Printed Name

Senior Vice President, Corporate
Development and Strategic Planning
Title